SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000

                    ----------------------------------------


                              THERMO FIBERTEK INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         1-11406                              52-1762325
--------------------------------------------------------------------------------
(State or other                (Commission                      (I.R.S. Employer
jurisdiction of                 File Number)              Identification Number)
incorporation or
organization)


245 Winter Street
Waltham, Massachusetts                                                    02451
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(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Fibertek Inc.'s Annual Report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: the Registrant's dependence on the paper industry and pulp and paper prices, international operations, competition, the Registrant's dependence on patents and proprietary rights, the Registrant's acquisition strategy, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
         -------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable.

         (b)      Pro Forma Financial Information: not applicable.

         (c)      Exhibits:

                  99 Press Release dated January 31, 2000.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                                 THERMO FIBERTEK INC.


                                                 By:/s/ Theo Melas-Kyriazi
                                                    ----------------------------
                                                    Theo Melas-Kyriazi
                                                    Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252


         THERMO FIBERTEK TO BE SPUN OFF TO THERMO ELECTRON SHAREHOLDERS

WALTHAM, Mass., January 31, 2000 - Thermo Fibertek Inc. (ASE-TFT) announced today that its parent company, Thermo Electron Corporation (NYSE-TMO), plans to spin off its equity interest in the company as a dividend to Thermo Electron shareholders. Thermo Fibergen Inc. will remain a subsidiary of Thermo Fibertek after the spinoff. When the spinoff is completed, Thermo Fibertek will no longer be a Thermo Electron subsidiary and will have its own entirely separate and independent board of directors and management team. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         The Thermo Electron board has concluded that the "new" Thermo Fibertek, which is expected to be renamed before the spinoff is completed, has the scale and business fundamentals to be a strong stand-alone company. As an independent company, Thermo Fibertek will be better positioned to raise capital for investment in additional technologies and businesses that would allow it to expand its core business. Thermo Fibergen will aggressively fund the continued development and growth of its fiber-based composites business.

         Completion of the transaction is subject to a number of conditions, including a favorable ruling by the Internal Revenue Service regarding the tax treatment of the spinoff and final Thermo Electron board action.

         Thermo Fibertek's obligations relating to its 4.5% convertible subordinated debentures, due July 15, 2004, will not be affected by the spinoff plan; after the spinoff, the debentures will remain convertible into Thermo Fibertek common stock and will continue to be guaranteed by Thermo Electron.

         Assuming the various conditions are satisfied on a timely basis, Thermo Electron expects to complete the spinoff during the first quarter of 2001.

         Thermo Fibertek Inc. develops, manufactures, and markets a range of equipment and products for the domestic and international papermaking and paper recycling industries, including de-inking systems, stock-preparation equipment, water-management systems, and accessories. More information is available on the Internet at http://www.thermo.com/subsid/tft1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: the company's dependence on the paper industry and pulp and paper prices, international operations, competition, the company's dependence on patents and proprietary rights, the company's acquisition strategy, and the potential impact of the year 2000 on processing date-sensitive information.